UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2023

WESTERN ASSET

NEW JERSEY

MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund objective

The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax* as is consistent with prudent investment management and the preservation of capital.

II	Western Asset New Jersey Municipals Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset New Jersey Municipals Fund for the twelve-month reporting period ended March 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2023, John Mooney joined the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated March 31, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 28, 2023

Western Asset New Jersey Municipals Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Under normal circumstances, the Fund invests at least 80% of its assets in “New Jersey municipal securities,” the interest on which is excluded from regular federal income tax and New Jersey state personal income tax. The interest on New Jersey municipal securities may be subject to the federal alternative minimum tax (“AMT”). New Jersey municipal securities include debt obligations issued by the state of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions.

Although the Fund may invest in securities of any maturity, the Fund will normally invest in securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds (that is securities rated in the Baa/BBB categories or above or, if unrated or we deemed to be unrated, securities we determined to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which are considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset New Jersey Municipals Fund 2023 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and declined over the twelve-month reporting period ended March 31, 2023. The market’s weakness was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic, the war in Ukraine, and recent turmoil in the banking industry.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in attempt to rein in inflation. Over the next twelve months, the central bank hiked rates an additional eight times, bringing the federal funds rate to a range between 4.75% and 5.00% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 2.28% (the low for the period) and ended the period at 4.06%. The high of 5.05% took place on March 8, 2023. The yield for the ten-year Treasury note began the reporting period at 2.32% (the low for the period) and ended the period at 3.48%. The high of 4.25% occurred on October 24, 2022.

The municipal bond market generated a modest gain and outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Municipal Bond Indexi and the Bloomberg U.S. Aggregate Indexii returned 0.26% and -4.78%, respectively. Both the taxable and tax-free bond markets were hampered by sharply higher interest rates.

The New Jersey municipal bond market outperformed the overall tax-exempt market, with the Bloomberg New Jersey Municipal Bond Indexiii returning 1.19% during the twelve-month reporting period. New Jersey, like many states, has benefited from COVID-19 relief funds and better-than-expected revenues. Better fiscal management led by Governor Murphy has additionally led to improved pension funding. New Jersey’s credit fundamentals are strong, led by its high wealth and education levels and historically good employment opportunities. With its improved reserves, better fiscal management, and good financial flexibility, New Jersey is well positioned to weather the impact of an economic slowdown should one occur. Importantly, the state would need to do so without cutting pension contributions if it wishes to hold onto the rating upgrades it has received.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund during the reporting period, including reducing its duration underweight. From a sector perspective, we increased the Fund’s allocation to state general obligation bonds, while reducing its exposures to leasing and transportation bonds. In terms of our quality biases, we increased the Fund’s allocation to higher-quality investment-grade securities, while paring the Fund’s exposure to securities rated BBB.

Performance review

For the twelve months ended March 31, 2023, Class A shares of Western Asset New Jersey Municipals Fund, excluding sales charges, returned -1.32%. The Fund’s unmanaged

2	Western Asset New Jersey Municipals Fund 2023 Annual Report

benchmark, the Bloomberg New Jersey Municipal Bond Index, returned 1.19% for the same period. The Lipper New Jersey Municipal Debt Funds Category Averageiv returned -1.32% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset New Jersey Municipals Fund:
Class A	5.32%	-1.32%
Class C	5.04%	-1.94%
Class I	5.43%	-1.10%
Bloomberg New Jersey Municipal Bond Index	7.95%	1.19%
Lipper New Jersey Municipal Debt Funds Category Average	6.73%	-1.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2023 for Class A, Class C and Class I shares were 3.04%, 2.66% and 3.36%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 3.01%, 2.63% and 3.23%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 29, 2022, as supplemented December 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.79%, 1.34% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Western Asset New Jersey Municipals Fund 2023 Annual Report	3

Fund overview (cont’d)

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.55% for Class I shares (0.60% prior to December 1, 2022). This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration positioning. In particular, an underweight to duration was beneficial as yields generally rose over the twelve-month reporting period. From a sector positioning perspective, an overweight to high quality pre-refunded securities was rewarded as they outperformed the benchmark. Additionally, security selection within that sector contributed to returns. An underweight to the housing sector and an overweight to the transportation sector similarly benefited results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its credit quality positioning. More specifically, an overweight to lower investment grade and high yield securities detracted from returns as market participants fled to higher quality over the twelve-month reporting period. From a sector positioning perspective, security selection broadly detracted, particularly within health care, industrial revenue, and leasing. An overweight to high beta revenue sectors also detracted as markets generally fell over the period.

Thank you for your investment in Western Asset New Jersey Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 14, 2023

RISKS: The Fund’s investments are subject to interest rate, inflation, reinvestment and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price.

4	Western Asset New Jersey Municipals Fund 2023 Annual Report

Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a non-diversified fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund indirectly bears its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset New Jersey Municipals Fund 2023 Annual Report	5

Fund overview (cont’d)

[i]	The Bloomberg Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Bloomberg New Jersey Municipal Bond Index is a market value weighted index of New Jersey investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 49 funds for the six-month period and among the 49 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset New Jersey Municipals Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2023 and March 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset New Jersey Municipals Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2022 and held for the six months ended March 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.32%	$1,000.00	$1,053.20	0.77%	$3.94	Class A	5.00%	$1,000.00	$1,021.09	0.77%	$3.88
Class C	5.04	1,000.00	1,050.40	1.31	6.70	Class C	5.00	1,000.00	1,018.40	1.31	6.59
Class I	5.43	1,000.00	1,054.30	0.57	2.92	Class I	5.00	1,000.00	1,022.09	0.57	2.87

8	Western Asset New Jersey Municipals Fund 2023 Annual Report

[1]	For the six months ended March 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset New Jersey Municipals Fund 2023 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/23	-1.32%	-1.94%	-1.10%
Five Years Ended 3/31/23	1.90	1.32	2.12
Ten Years Ended 3/31/23	1.89	1.32	2.08

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/23	-5.49%	-2.90%	-1.10%
Five Years Ended 3/31/23	1.01	1.32	2.12
Ten Years Ended 3/31/23	1.45	1.32	2.08

Cumulative total returns
Without sales charges[1]
Class A (3/31/13 through 3/31/23)	20.65%
Class C (3/31/13 through 3/31/23)	13.99
Class I (3/31/13 through 3/31/23)	22.90

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Western Asset New Jersey Municipals Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset New Jersey Municipals Fund vs. Bloomberg New Jersey Municipal Bond Index and Lipper New Jersey Municipal Debt Funds Category Average† — March 2013 - March 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset New Jersey Municipals Fund on March 31, 2013, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 3.75%. Returns based on an initial investment made prior to August 15, 2022 have not been restated to reflect the new maximum initial sales charge. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg New Jersey Municipal Bond Index and the Lipper New Jersey Municipal Debt Funds Category Average. The Bloomberg New Jersey Municipal Bond Index (the “Index”) is a market value weighted index of New Jersey investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset New Jersey Municipals Fund 2023 Annual Report	11

Schedule of investments

March 31, 2023

Western Asset New Jersey Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 86.7%
Education — 14.8%
Essex County, NJ, Improvement Authority Revenue:
CHF-Newark LLC, New Jersey Institute of Technology Student Housing Project, BAM	4.000%	8/1/46	$1,000,000	$980,836
CHF-Newark LLC, New Jersey Institute of Technology Student Housing Project, BAM	4.000%	8/1/51	1,500,000	1,439,936
Gloucester County, NJ, Improvement Authority Revenue:
Rowan University Fossil Park Student Center Projects, Series 2021, BAM	5.000%	7/1/36	1,500,000	1,675,648
Rowan University Fossil Park Student Center Projects, Series 2021, BAM	4.000%	7/1/46	725,000	711,132
New Jersey Institute of Technology, GO, Series A	5.000%	7/1/45	2,000,000	2,063,750
New Jersey State EDA Revenue, Provident Group, Montclair Properties, State University Housing Project, Refunding, AGM	5.000%	6/1/42	5,000,000	5,149,090
New Jersey State EFA Revenue:
Series A	4.000%	7/1/50	1,000,000	897,647
Stevens Institute of Technology, Green Bonds, Series A	5.000%	7/1/45	2,000,000	2,067,700
Stevens Institute of Technology, Series A	5.000%	7/1/47	2,750,000	2,801,710
New Jersey State Higher Education, Student Assistance Authority Revenue:
Series A, Refunding	5.000%	12/1/27	1,750,000	1,925,066
Series A, Refunding	5.000%	12/1/28	675,000	744,407
Subordinated, Series B-1	5.000%	12/1/44	1,080,000	1,079,326	(a)
Passaic County, NJ, Improvement Authority Revenue, Paterson Arts and Science Charter School Project	5.500%	7/1/58	1,000,000	1,019,673
Total Education				22,555,921
Health Care — 8.7%
New Jersey State EDA Revenue:
Bancroft Neurohealth Project, Refunding	5.000%	6/1/36	2,885,000	2,748,357
Bancroft Neurohealth Project, Refunding	5.000%	6/1/41	1,325,000	1,212,415
Crane’s Mill Project, Refunding	5.000%	1/1/49	2,000,000	1,661,845

See Notes to Financial Statements.

12	Western Asset New Jersey Municipals Fund 2023 Annual Report

Western Asset New Jersey Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
New Jersey State Health Care Facilities Financing Authority Revenue:
Hackensack Meridian Health	5.000%	7/1/39	$1,750,000	$1,852,832
University Hospital, Series A, Refunding, AGM	5.000%	7/1/46	5,750,000	5,825,137
Total Health Care				13,300,586
Housing — 2.1%
New Jersey State EDA Revenue:
Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	1,820,281
Provident Group, Kean Properties	5.000%	7/1/37	400,000	394,759
Provident Group, Kean Properties	5.000%	7/1/47	1,000,000	923,348
Total Housing				3,138,388
Industrial Revenue — 10.5%
New Jersey State EDA Revenue, Natural Gas Facilities Revenue, Series C, Refunding	2.450%	4/1/26	2,000,000	1,959,429	(a)(b)(c)
New Jersey State EDA, Special Facility Revenue:
Continental Airlines Inc. Project	5.625%	11/15/30	3,400,000	3,427,242	(a)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/47	5,000,000	4,835,482	(a)
United Airlines Project	5.500%	6/1/33	2,000,000	2,008,038	(a)
Tobacco Settlement Financing Corp., NJ, Revenue:
Series A, Refunding	5.000%	6/1/46	3,300,000	3,371,960
Series A, Refunding	5.250%	6/1/46	400,000	413,835
Total Industrial Revenue				16,015,986
Leasing — 25.8%
New Jersey State EDA Revenue:
School Facilities Construction, Series QQQ, State Appropriations	4.000%	6/15/50	1,000,000	929,771
Transit Transportation Project, Series A	5.000%	11/1/32	1,000,000	1,116,106
New Jersey State EDA, Motor Vehicle Surcharge Revenue, Series A, Refunding	4.000%	7/1/32	6,500,000	6,614,833
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement, Series A, Refunding	5.000%	6/15/24	1,000,000	1,025,709
Federal Highway Reimbursement, Series A, Refunding	5.000%	6/15/30	4,000,000	4,242,150

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	13

Schedule of investments (cont’d)

March 31, 2023

Western Asset New Jersey Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Leasing — continued
Transportation Program, Series AA	5.000%	6/15/37	$1,000,000	$1,065,818
Transportation Program, Series AA	5.250%	6/15/41	2,180,000	2,237,464
Transportation Program, Series AA	5.250%	6/15/43	2,000,000	2,118,667
Transportation Program, Series AA	5.000%	6/15/45	3,015,000	3,065,126
Transportation Program, Series AA	5.000%	6/15/46	5,000,000	5,195,767
Transportation Program, Series AA	4.000%	6/15/50	2,250,000	2,091,984
Transportation Program, Series AA, Refunding	5.000%	6/15/36	2,000,000	2,222,257
Transportation Program, Series BB	5.000%	6/15/50	5,000,000	5,180,677
Transportation Program, Series CC	5.500%	6/15/50	2,000,000	2,209,024
Total Leasing				39,315,353
Other — 0.1%
New Jersey State EDA Revenue, Department of Human Services, Pooled Financing	5.200%	7/1/32	86,000	86,167
Power — 0.7%
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	500,000	358,750	*(d)
Series A	5.050%	7/1/42	80,000	57,400	*(d)
Series XX	5.250%	7/1/40	720,000	518,400	*(d)
Series ZZ, Refunding	—	7/1/18	100,000	70,250	*(e)
Total Power				1,004,800
Pre-Refunded/Escrowed to Maturity — 8.6%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating, Series A, Refunding	5.000%	12/1/24	650,000	659,253	(a)(f)
New Jersey State EDA Revenue, School Facilities Construction, Series DDD	5.000%	6/15/42	10,000,000	11,096,037	(g)
Salem County, NJ, PCFA Revenue, Chambers Project, Series A, Refunding	5.000%	12/1/23	1,325,000	1,337,078	(a)(f)
Total Pre-Refunded/Escrowed to Maturity				13,092,368
Special Tax Obligation — 1.9%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	220,000	181,027
CAB, Restructured, Series A-1	0.000%	7/1/46	1,150,000	301,978
Restructured, Series A-1	4.550%	7/1/40	50,000	46,884
Restructured, Series A-1	4.750%	7/1/53	2,075,000	1,903,192
Restructured, Series A-1	5.000%	7/1/58	190,000	179,393
Restructured, Series A-2	4.329%	7/1/40	330,000	301,141
Total Special Tax Obligation				2,913,615

See Notes to Financial Statements.

14	Western Asset New Jersey Municipals Fund 2023 Annual Report

Western Asset New Jersey Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
State General Obligation — 2.3%
New Jersey State, GO, Various Purpose	5.000%	6/1/27	$2,500,000	$2,634,330
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/24	3,126	2,943
CAB, Restructured, Series A-1	0.000%	7/1/33	12,094	6,869
Restructured, Series A-1	5.250%	7/1/23	5,248	5,256
Restructured, Series A-1	5.375%	7/1/25	10,466	10,634
Restructured, Series A-1	5.625%	7/1/27	10,372	10,728
Restructured, Series A-1	5.625%	7/1/29	10,203	10,668
Restructured, Series A-1	5.750%	7/1/31	9,910	10,530
Restructured, Series A-1	4.000%	7/1/33	9,398	8,469
Restructured, Series A-1	4.000%	7/1/35	223,447	195,310
Restructured, Series A-1	4.000%	7/1/37	630,000	534,695
Restructured, Series A-1	4.000%	7/1/41	94,857	77,174
Restructured, Series A-1	4.000%	7/1/46	10,251	8,021
Subseries CW	0.000%	11/1/43	44,382	19,362	(c)
Total State General Obligation				3,534,989
Transportation — 10.9%
Delaware River, PA & NJ, Port Authority Revenue:
Series A	5.000%	1/1/36	250,000	277,713
Series A	5.000%	1/1/37	1,200,000	1,320,381
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,510,369	(a)
New Jersey State Turnpike Authority Revenue, Series B, Refunding	5.000%	1/1/40	5,955,000	6,345,436
Port Authority of New York & New Jersey Revenue:
Consolidated Series 194, Refunding	5.000%	10/15/41	4,580,000	4,769,787
Consolidated Series 221	4.000%	7/15/45	1,500,000	1,444,788	(a)
Consolidated Series 226, Refunding	5.000%	10/15/41	750,000	809,811	(a)
Puerto Rico Commonwealth Highway & Transportation Authority Revenue:
CAB, Restructured, Series B	0.000%	7/1/32	65,000	40,625
Restructured, Series A	5.000%	7/1/62	75,000	71,250
Total Transportation				16,590,160

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	15

Schedule of investments (cont’d)

March 31, 2023

Western Asset New Jersey Municipals Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 0.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	$500,000	$471,823	(h)
Total Investments before Short-Term Investments (Cost — $134,206,754)				132,020,156
Short-Term Investments — 12.4%
Municipal Bonds — 12.4%
Health Care — 9.6%
New Jersey State Health Care Facilities Financing Authority Revenue:
Hospital Capital Asset Financing Program, Series B, Refunding, LOC - TD Bank N.A.	3.950%	7/1/35	10,905,000	10,905,000	(i)(j)
Virtua-Memorial Hospital Burlington County, Inc., Series D, LOC - TD Bank N.A.	3.300%	7/1/43	3,600,000	3,600,000	(i)(j)
Total Health Care				14,505,000
Industrial Revenue — 2.1%
West Jefferson, AL, Industrial Development Board, Solid Waste Disposal Revenue, Alabama Power Co. Miller Plant Project	4.050%	12/1/38	3,200,000	3,200,000	(a)(i)(j)
Power — 0.7%
New Jersey State EDA Revenue, South Jersey Gas Co., Series 2006-1, Remarketing, LOC - JPMorgan Chase & Co.	3.900%	4/1/36	1,100,000	1,100,000	(a)(i)(j)
Total Municipal Bonds (Cost — $18,805,000)				18,805,000

			Shares
Money Market Funds — 0.0%††
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $16,163)	4.756%		16,163	16,163	(k)(l)
Total Short-Term Investments (Cost — $18,821,163)				18,821,163
Total Investments — 99.1% (Cost — $153,027,917)				150,841,319
Other Assets in Excess of Liabilities — 0.9%				1,308,349
Total Net Assets — 100.0%				$152,149,668

See Notes to Financial Statements.

16	Western Asset New Jersey Municipals Fund 2023 Annual Report

Western Asset New Jersey Municipals Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The coupon payment on this security is currently in default as of March 31, 2023.

(e)	The maturity principal is currently in default as of March 31, 2023.

(f)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.

(g)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(k)	Rate shown is one-day yield as of the end of the reporting period.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At March 31, 2023, the total market value of investments in Affiliated Companies was $16,163 and the cost was $16,163 (Note 8).

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

GO	— General Obligation

LOC	— Letter of Credit

PCFA	— Pollution Control Financing Authority

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	17

Statement of assets and liabilities

March 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $153,011,754)	$150,825,156
Investments in affiliated securities, at value (Cost — $16,163)	16,163
Interest receivable	1,910,869
Receivable for Fund shares sold	302,389
Dividends receivable from affiliated investments	158
Prepaid expenses	6,990
Total Assets	153,061,725

Liabilities:
Payable for Fund shares repurchased	714,148
Investment management fee payable	50,621
Distributions payable	46,902
Service and/or distribution fees payable	16,555
Trustees’ fees payable	790
Accrued expenses	83,041
Total Liabilities	912,057
Total Net Assets	$152,149,668

Net Assets:
Par value (Note 7)	$132
Paid-in capital in excess of par value	164,297,914
Total distributable earnings (loss)	(12,148,378)
Total Net Assets	$152,149,668

Net Assets:
Class A	$107,822,638
Class C	$4,798,385
Class I	$39,528,645

Shares Outstanding:
Class A	9,389,642
Class C	417,623
Class I	3,439,357

Net Asset Value:
Class A (and redemption price)	$11.48
Class C*	$11.49
Class I (and redemption price)	$11.49
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$11.93
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	Western Asset New Jersey Municipals Fund 2023 Annual Report

Statement of operations

For the Year Ended March 31, 2023

Investment Income:
Interest	$5,431,416
Dividends from affiliated investments	1,493
Total Investment Income	5,432,909

Expenses:
Investment management fee (Note 2)	718,187
Service and/or distribution fees (Notes 2 and 5)	198,251
Transfer agent fees (Note 5)	98,432
Fund accounting fees	68,767
Registration fees	53,404
Audit and tax fees	33,875
Legal fees	9,792
Shareholder reports	6,592
Trustees’ fees	2,984
Custody fees	2,303
Commitment fees (Note 9)	1,264
Insurance	934
Interest expense	78
Miscellaneous expenses	7,816
Total Expenses	1,202,679
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(65,610)
Net Expenses	1,137,069
Net Investment Income	4,295,840

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Unaffiliated Investment Transactions	(1,340,220)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(4,792,399)
Net Loss on Investments	(6,132,619)
Decrease in Net Assets From Operations	$(1,836,779)

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	19

Statements of changes in net assets

For the Years Ended March 31,	2023	2022

Operations:
Net investment income	$4,295,840	$4,074,931
Net realized gain (loss)	(1,340,220)	755,748
Change in net unrealized appreciation (depreciation)	(4,792,399)	(8,288,525)
Decrease in Net Assets From Operations	(1,836,779)	(3,457,846)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(4,308,372)	(4,065,880)
Decrease in Net Assets From Distributions to Shareholders	(4,308,372)	(4,065,880)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	46,444,069	18,461,155
Reinvestment of distributions	3,855,814	3,650,261
Cost of shares repurchased	(43,047,570)	(26,137,902)
Increase (Decrease) in Net Assets From Fund Share Transactions	7,252,313	(4,026,486)
Increase (Decrease) in Net Assets	1,107,162	(11,550,212)

Net Assets:
Beginning of year	151,042,506	162,592,718
End of year	$152,149,668	$151,042,506

See Notes to Financial Statements.

20	Western Asset New Jersey Municipals Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.98	$12.58	$11.84	$12.21	$12.12

Income (loss) from operations:
Net investment income	0.33	0.32	0.34	0.36	0.44
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.74	(0.37)	0.09
Total income (loss) from operations	(0.17)	(0.28)	1.08	(0.01)	0.53

Less distributions from:
Net investment income	(0.33)	(0.32)	(0.34)	(0.36)	(0.44)
Total distributions	(0.33)	(0.32)	(0.34)	(0.36)	(0.44)

Net asset value, end of year	$11.48	$11.98	$12.58	$11.84	$12.21
Total return[2]	(1.32)%	(2.35)%	9.26%	(0.15)%	4.49%

Net assets, end of year (millions)	$108	$114	$125	$129	$131

Ratios to average net assets:
Gross expenses	0.82%	0.84%	0.83%	0.83%	0.83%
Net expenses[3,4]	0.80	0.82	0.82	0.81	0.82
Net investment income	2.86	2.51	2.80	2.93	3.66

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.99	$12.59	$11.84	$12.22	$12.13

Income (loss) from operations:
Net investment income	0.26	0.25	0.28	0.30	0.38
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.75	(0.39)	0.08
Total income (loss) from operations	(0.24)	(0.35)	1.03	(0.09)	0.46

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.28)	(0.29)	(0.37)
Total distributions	(0.26)	(0.25)	(0.28)	(0.29)	(0.37)

Net asset value, end of year	$11.49	$11.99	$12.59	$11.84	$12.22
Total return[2]	(1.94)%	(2.89)%	8.75%	(0.79)%	3.91%

Net assets, end of year (000s)	$4,798	$6,054	$9,047	$14,515	$32,090

Ratios to average net assets:
Gross expenses	1.38%	1.39%	1.39%	1.38%	1.39%
Net expenses[3,4]	1.35	1.37	1.37	1.37	1.37
Net investment income	2.30	1.95	2.26	2.41	3.11

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset New Jersey Municipals Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.99	$12.59	$11.85	$12.22	$12.13

Income (loss) from operations:
Net investment income	0.35	0.35	0.37	0.39	0.47
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.74	(0.37)	0.09
Total income (loss) from operations	(0.15)	(0.25)	1.11	0.02	0.56

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.37)	(0.39)	(0.47)
Total distributions	(0.35)	(0.35)	(0.37)	(0.39)	(0.47)

Net asset value, end of year	$11.49	$11.99	$12.59	$11.85	$12.22
Total return[2]	(1.10)%	(2.14)%	9.49%	0.06%	4.71%

Net assets, end of year (000s)	$39,529	$31,158	$28,855	$35,170	$37,009

Ratios to average net assets:
Gross expenses	0.68%	0.70%	0.69%	0.70%	0.70%
Net expenses[3,4]	0.58	0.60	0.60	0.60	0.60
Net investment income	3.08	2.73	3.02	3.14	3.87

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2022, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset New Jersey Municipals Fund 2023 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third

24	Western Asset New Jersey Municipals Fund 2023 Annual Report

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset New Jersey Municipals Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$132,020,156	—	$132,020,156
Short-Term Investments†:
Municipal Bonds	—	18,805,000	—	18,805,000
Money Market Funds	$16,163	—	—	16,163
Total Short-Term Investments	16,163	18,805,000	—	18,821,163
Total Investments	$16,163	$150,825,156	—	$150,841,319

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

26	Western Asset New Jersey Municipals Fund 2023 Annual Report

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

Prior to December 1, 2022, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55% (0.60% prior to December 1, 2022). This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

Western Asset New Jersey Municipals Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

During the year ended March 31, 2023, fees waived and/or expenses reimbursed amounted to $65,610, which included an affiliated money market fund waiver of $46.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires March 31, 2024	$26,537	$1,557	$30,606
Expires March 31, 2025	28,962	1,365	35,237
Total fee waivers/expense reimbursements subject to recapture	$55,499	$2,922	$65,843

For the year ended March 31, 2023, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $250,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,606	—
CDSCs	3,576	$26

28	Western Asset New Jersey Municipals Fund 2023 Annual Report

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell short-term variable rate demand obligations from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended March 31, 2023, such purchase and sale transactions (excluding accrued interest) were $46,905,000 and $33,490,000, respectively.

3. Investments

During the year ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$20,337,589
Sales	28,052,719

At March 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$153,022,782	$1,484,523	$(3,665,986)	$(2,181,463)

4. Derivative instruments and hedging activities

During the year ended March 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset New Jersey Municipals Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

For the year ended March 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$162,432	$69,320
Class C	35,819	3,312
Class I	—	25,800
Total	$198,251	$98,432

For the year ended March 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$28,995
Class C	1,367
Class I	35,248
Total	$65,610

6. Distributions to shareholders by class

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net Investment Income:
Class A	$3,100,338	$3,092,665
Class C	117,712	145,764
Class I	1,090,322	827,451
Total	$4,308,372	$4,065,880

7. Shares of beneficial interest

At March 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Class A
Shares sold	1,580,623	$17,974,880	742,552	$9,447,147
Shares issued on reinvestment	242,020	2,761,288	221,374	2,801,719
Shares repurchased	(1,933,503)	(22,042,654)	(1,374,225)	(17,400,132)
Net decrease	(110,860)	$(1,306,486)	(410,299)	$(5,151,266)

30	Western Asset New Jersey Municipals Fund 2023 Annual Report

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Class C
Shares sold	98,565	$1,123,329	67,700	$855,107
Shares issued on reinvestment	9,219	105,351	10,158	128,803
Shares repurchased	(195,202)	(2,221,002)	(291,531)	(3,735,159)
Net decrease	(87,418)	$(992,322)	(213,673)	$(2,751,249)

Class I
Shares sold	2,399,501	$27,345,860	645,560	$8,158,901
Shares issued on reinvestment	86,706	989,175	56,869	719,739
Shares repurchased	(1,644,973)	(18,783,914)	(395,604)	(5,002,611)
Net increase	841,234	$9,551,121	306,825	$3,876,029

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended March 31, 2023. The following transactions were effected in such company for the year ended March 31, 2023.

	Affiliate Value at March 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$22,253	$5,274,858	5,274,858	$5,280,948	5,280,948

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,493	—	$16,163

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Western Asset New Jersey Municipals Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended March 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2023	2022
Distributions paid from:
Tax-exempt income	$4,298,397	$4,065,871
Ordinary income	9,975	9
Total distributions paid	$4,308,372	$4,065,880

As of March 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$118,881
Deferred capital losses*	(10,051,483)
Other book/tax temporary differences(a)	(34,313)
Unrealized appreciation (depreciation)(b)	(2,181,463)
Total distributable earnings (loss) — net	$(12,148,378)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for

32	Western Asset New Jersey Municipals Fund 2023 Annual Report

certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

Western Asset New Jersey Municipals Fund 2023 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset New Jersey Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset New Jersey Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

May 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

34	Western Asset New Jersey Municipals Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset New Jersey Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset New Jersey Municipals Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

36	Western Asset New Jersey Municipals Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Western Asset New Jersey Municipals Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 126 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	126
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

38	Western Asset New Jersey Municipals Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset New Jersey Municipals Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

40	Western Asset New Jersey Municipals Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset New Jersey Municipals Fund	41

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	Amount Reported
Exempt-Interest Dividends Distributed	§852(b)(5)(A)	$4,298,397
Section 163(j) Interest Earned	§163(j)	$97,347

42	Western Asset New Jersey Municipals Fund

Western Asset

New Jersey Municipals Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset New Jersey Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset New Jersey Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset New Jersey Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0370 05/23 SR23-4645

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,514 in March 31, 2022 and $147,514 in March 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2022 and $0 in March 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,000 in March 31, 2022 and $39,000 in March 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in March 31, 2022 and $0 in March 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in March 31, 2022 and $350,359 in March 31, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	May 22, 2023